                                                                    EXHIBIT 99.1

                           FORM OF TENDER AGREEMENT


            TENDER AGREEMENT, dated as of December 7, 2003 (this "Agreement"), by and among Parker-Hannifin Corporation ("Purchaser"), an Ohio corporation, and each other person listed on the signature pages hereof (each, a "Stockholder" and, collectively, the "Stockholders").

            WHEREAS, contemporaneously with the execution and delivery of this Agreement, Denison International plc, a public limited company organized under the laws of England and Wales (the "Company"), and Purchaser are entering into an Acquisition Agreement (the "Acquisition Agreement"; capitalized terms used but not defined herein shall have the meanings assigned to them in the Acquisition Agreement), which provides that, upon the terms and subject to the conditions set forth therein, Purchaser will make a cash tender offer (the "Offer") to acquire all of the issued and outstanding Ordinary Shares, $0.01 par value (the "Ordinary Shares"), of the Company, including for the avoidance of doubt those represented by American Depositary Shares ("ADSs"), and all of the issued and outstanding A Ordinary Shares, (pound) 8.00 par value, of the Company (the "A Ordinary Shares" and, together with the Ordinary Shares and the ADSs, the "Shares"), each in return for the payment by Purchaser of $24.00 per Share or such higher price as may be paid in the Offer (the "Per Share
Amount"), in each case net to the seller in cash;

            WHEREAS, as of the date hereof, each Stockholder owns the number of Ordinary Shares, including those represented by ADS, set forth opposite such Stockholder's name on Schedule I hereto (together with any additional Ordinary Shares, including those represented by ADSs, acquired by each Stockholder after the date hereof or upon exercise of the Company Options or otherwise, his, her or its "Tendered Ordinary Shares"), and the number of A Ordinary Shares, set forth opposite such Stockholder's name on Schedule II hereto (together with any additional A Ordinary Shares acquired by each Stockholder after the date hereof, his, her or its "Tendered A Ordinary Shares"; the Tendered A Ordinary Shares and the Tendered Ordinary Shares are hereinafter collectively referred to as the "Tendered Shares");

            WHEREAS, as a condition to its willingness to enter into the Acquisition Agreement, Purchaser has requested that the Stockholders enter into this Agreement; and

            WHEREAS, in order to induce Purchaser to enter into the Acquisition Agreement, the Stockholders are willing to enter into this Agreement.

            NOW, THEREFORE, in consideration of the foregoing premises and agreements contained herein, the parties hereto agree as follows:

                                   ARTICLE I.

                             TENDER OF COMPANY STOCK

            1.1. Tender of Shares. Each Stockholder, severally and not jointly, hereby irrevocably agrees to tender to Purchaser (and not withdraw) pursuant to and in accordance with the terms of the Offer its Tendered Shares for a per share consideration equal to the Per Share Amount not later than the second business day after commencement of the Offer or with respect to any Shares acquired after commencement of the Offer, within two business days after such Shares are so acquired but in no event later than the expiration of the Offer. In the event, notwithstanding the provisions of the first sentence of this Section 1.1, any Tendered Shares are for any reason withdrawn from the Offer or are not purchased pursuant to the Offer, such Tendered Shares will remain subject to the terms of this Agreement. Purchaser acknowledges that each Stockholder's obligation to sell the Tendered Shares to Purchaser is conditioned upon Purchaser's acceptance and payment for the Tendered Shares in the Offer. Each Stockholder acknowledges that Purchaser's obligation to accept for payment and pay for the Tendered Shares in the Offer is subject to all the terms and conditions of the Offer. For purposes of this Agreement, "business day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or obligated by law or executive order to close in New York City or London. Each Stockholder, severally and not jointly, hereby represents that upon transfer to Purchaser of the Tendered Shares owned by such Stockholder upon consummation of the transactions contemplated by the Offer, Purchaser will have good title to such Tendered Shares, free and clear of all Liens.

            1.2. No Disposition or Encumbrance of Shares. Each Stockholder, severally and not jointly, hereby covenants and agrees that, from the date hereof to the termination of this Agreement, except as may be required to permit a Stockholder to exchange any ADSs held, directly or indirectly by it, for the underlying Ordinary Shares under the terms of the depositary agreement relating to the ADSs to which it is a party, he, she or it shall not, and shall not offer or agree to, (a) sell, transfer, pledge, tender, assign, hypothecate, or otherwise dispose of or transfer any interest in, or create or permit to exist any Lien on, its Tendered Shares; or (b) acquire any Shares or other securities of the Company other than in connection with the exercise of Company Options.

            1.3. Further Assurances. Each Stockholder, severally and not jointly, shall perform such further acts and execute such further documents and instruments as may reasonably be required to vest in Purchaser the power to carry out and give effect to the provisions of this Agreement.

            1.4. Power of Attorney. Each Stockholder irrevocably and by way of security for his, her or its obligations hereunder appoints the Purchaser and any director or officer of the Purchaser to be his, her or its attorney to sign, execute and deliver on his, her or its behalf forms of acceptance and any other document required for a valid acceptance of the Offer in respect of the Tendered Shares and to do all acts and things in his, her or its name as may be reasonably necessary for or incidental to such acceptance and/or conveyance.

                                   ARTICLE II.

               REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

            Each Stockholder, severally and not jointly, hereby represents and warrants to Purchaser on the date hereof and as of the Closing Date as follows:

            2.1. Authorization. Such Stockholder has all requisite power to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Stockholder. This Agreement has been duly executed and delivered by or on behalf of such Stockholder and, assuming its due authorization, execution and delivery by Purchaser, constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms.

            2.2.  No Conflicts, Required Filings and Consents.

                  (a) The execution and delivery of this Agreement by such Stockholder do not, and the performance of this Agreement by such Stockholder will not, (i) conflict with or violate any statute, law, ordinance, rule, regulation, order, decree or judgment applicable to such Stockholder or by which he, she or it or any of its assets or properties (including, without limitation, its Tendered Shares) is bound or affected, or (ii) result in any breach of or constitute a default (with notice or lapse of time, or both) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the property or assets of such Stockholder, including, without limitation, its Tendered Shares, pursuant to any indenture or other loan document provision or other contract, license, franchise, permit or other instrument or obligation to which such Stockholder is a party or by which such Stockholder or any of its properties is bound or affected.

                  (b) Except for such filings as are contemplated by the Acquisition Agreement and except for filings required under applicable securities laws, the execution and delivery of this Agreement by such Stockholder do not, and the performance of this Agreement by such Stockholder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the performance by the Stockholder of its obligations under this Agreement.

            2.3. Shares. a) Such Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act, which definition will apply for all purposes of this Agreement) of its Tendered Shares and holds Company Options to acquire Ordinary Shares in the amount set forth on Schedule I, in each case free and clear of any Lien, except as may arise pursuant to this Agreement, and there exist no options, proxies or voting agreements affecting the Tendered Shares.

                  (b) Except for the rights of the Stockholder under the Company Options, the Tendered Shares constitute all of the securities (as defined in Section 3(a)(10) of the Securities Exchange Act, which definition will apply for all purposes of this Agreement) of the Company beneficially owned by the Stockholder.

                  (c) Except for the Tendered Shares and the Company Options, the Stockholder does not, directly or indirectly, beneficially own or have any option, warrant or other right to acquire any securities of the Company that are or may by their terms become entitled to vote or any securities that are convertible or exchangeable into or exercisable for any securities of the Company that are or may by their terms become entitled to vote, nor is the Stockholder subject to any contract, commitment, arrangement, understanding or relationship (whether or not legally enforceable) that allows or obligates him, her or it to vote or acquire any securities of the Company.

                                  ARTICLE III.

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

            Purchaser represents and warrants to each Stockholder as follows:

            3.1. Organization, Qualification and Authorization. Purchaser is a corporation duly organized and validly existing under the laws of the State of Ohio. Purchaser has the power to execute and deliver this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Purchaser. This Agreement has been duly executed and delivered by Purchaser and, assuming its due authorization, execution and delivery by each Stockholder, constitutes a legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms.

            3.2.  No Conflicts, Required Filings and Consents.

                  (a) The execution and delivery of this Agreement by Purchaser do not, and the performance of this Agreement by Purchaser will not, (i) conflict with or violate any statute, law, ordinance, rule, regulation, order, decree or judgment applicable to Purchaser or by which it or any of its properties is bound or affected, or (ii) result in any breach of or constitute a default (with notice or lapse of time, or both) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the property or assets of Purchaser, pursuant to any indenture or other loan document provision or other contract, license, franchise, permit or other instrument or obligation to which Purchaser is a party or by which Purchaser or any of its properties is bound or affected.

                  (b) The execution and delivery of this Agreement by Purchaser do not, and the performance of this Agreement by Purchaser will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority, domestic or foreign, except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the performance by Purchaser of its obligations under this Agreement.

                                   ARTICLE IV.

                                  MISCELLANEOUS

            4.1. Expenses. All costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.

            4.2. Notices. All notices or other communications under this Agreement shall be in writing and shall be given by delivery in person, by facsimile, cable, telegram, telex or other standard form of telecommunications, or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows (or such other address for a party as shall be specified in a notice given in accordance with this Section 4.2) and shall be deemed to have been given one business day after transmission by facsimile, cable, telegram, telex of other standard form of telecommunications or four days after deposit in the U.S. mail:

            If to a Stockholder, at the address or facsimile number of such Stockholder set forth on Schedule I, with copies to:

                  Willkie Farr & Gallagher LLP
                  787 Seventh Avenue
                  New York, NY  10019
                  Attention:  Laurence D. Weltman, Esq.
                  Telecopy:   212-728-8111

                        and

                  Allen & Overy
                  One New Change
                  London
                  EC4M 9QQ
                  Attention:  Charles McKenna, Esq.
                  Telecopy:   44-207-330-9999

                  If to Purchaser, to:

                  Parker-Hannifin Corporation
                  6035 Parkland Blvd.
                  Cleveland, Ohio 44124-4141
                  Attention:  General Counsel
                  Telecopy:   (216) 896-4027

                  with a copy to:

                  Jones Day
                  North Point
                  901 Lakeside Avenue
                  Cleveland, OH  44114-1190
                  Attention:  Patrick J. Leddy, Esq.
                  Telecopy:   (216) 579-0212


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
            4.3. Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

            4.4. Entire Agreement. This Agreement and any documents delivered by the parties in connection herewith constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings among the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon any party hereto unless made in writing and signed by all parties hereto.

            4.5. Assignment, Binding Effect. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

            4.6. Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement was not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any New York court, without bond or other security being required, this being in addition to any other remedy to which they are entitled at law or in equity.

            4.7. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS RULES OF CONFLICT OF LAWS.

            4.8. Headings. Headings of the Articles and Sections of this Agreement are for the convenience of the parties only, and shall be given no substantive or interpretive effect whatsoever.

            4.9. Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

            4.10. Termination. This Agreement shall terminate and be of no further force and effect, automatically and without any required action of the parties hereto, at the time of the earlier to occur of (i) the tender of the Tendered Shares in accordance with
Section 1.1 hereof, or (ii) the termination of the Acquisition Agreement in accordance with its terms. All representations, warranties and agreements made by the parties to this Agreement shall survive the termination of this Agreement indefinitely.

            4.11. Waiver. Any provision of this Agreement may be waived at any time by the party that is entitled to the benefits thereof. No such waiver will be effective unless in a writing and is signed by the party or parties sought to be bound thereby. Any waiver by any party of a breach of any provision of this Agreement will not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement or one or more sections hereof will not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

            4.12. Adjustments. The number and type of securities subject to this Agreement will be appropriately adjusted in the event of any stock dividends, stock splits, recapitalizations, combinations, exchanges of shares or the like or any other action that would have the effect of changing the Stockholder's ownership of the Company's capital stock or other securities.

            4.13. Compliance. None of the Stockholders shall take any action that would result in a breach in any respect of any covenant, agreement, representation or warranty of the Company under the Acquisition Agreement. Without limiting the foregoing, each Stockholder shall comply in all respects with Section 4.7 of the Acquisition Agreement.

            4.14. Legal Representation. This Agreement was negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any party shall not apply to any construction or interpretation thereof.

                            [Signature Pages Follow]

            IN WITNESS WHEREOF, Purchaser has caused this Agreement to be executed by its duly authorized representative and each Stockholder has caused this Agreement to be executed, or duly executed by an authorized signatory, all as of the date first written above.


                                    PARKER-HANNIFIN CORPORATION

                                    By:
                                       ---------------------------------
                                       Name:
                                       Title:



                                    [NAME OF STOCKHOLDERS]

                                   SCHEDULE I
                  HOLDERS OF ORDINARY SHARES, $0.01 PAR VALUE,
          REPRESENTED BY AMERICAN DEPOSITARY SHARES AND COMPANY OPTIONS

NAME           NUMBER OF       NUMBER OF    PERCENTAGE OF TOTAL    CONTACT
               ORDINARY        COMPANY      ORDINARY SHARES        INFORMATION
               SHARES HELD     OPTIONS      (REPRESENTED BY ADSs)
               (REPRESENTED                 AND COMPANY OPTIONS
               BY ADSs)
------------------------------------------------------------------------------





                                   SCHEDULE II
            HOLDERS OF `A' ORDINARY SHARES, (pound) 8.00 PAR VALUE



NAME                 NUMBER OF       PERCENTAGE       CONTACT INFORMATION
                     'A' ORDINARY    OF
                     SHARES HELD     OUTSTANDING
                                     'A' ORDINARY
                                     SHARES
--------------------------------------------------------------------------------


